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                                 EXHIBIT 10.93




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                              SPECTRAN CORPORATION
                 SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.
                        SPECTRAN SPECIALTY OPTICS COMPANY
                         APPLIED PHOTONIC DEVICES, INC.

                                       TO

                         FLEET NATIONAL BANK, AS TRUSTEE


                              ---------------------

                                PLEDGE AGREEMENT

                              ---------------------






                          DATED AS OF DECEMBER 1, 1996
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                              PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (as may be amended, restated or otherwise modified from time to time, this "AGREEMENT"), dated as of December 1, 1996, by and among each of SPECTRAN CORPORATION (together, with its successors and assigns, the "PLEDGOR"), a Delaware corporation, SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and APPLIED PHOTONIC DEVICES, INC., a Delaware corporation (all of the foregoing (other than the Pledgor), together with their respective successors and assigns, referred to herein, collectively, as the "CURRENT SUBSIDIARIES"), and FLEET NATIONAL BANK, a national banking association, as security trustee under a certain Trust Indenture (as may be amended, restated or otherwise modified from time to time, the "TRUST INDENTURE"), dated as of the date hereof, among the Pledgor, the Subsidiaries, Fleet National Bank (in its capacity as such security trustee, and together with any successor or co-security trustee that becomes such in accordance with the provisions of the Trust Indenture, the "TRUSTEE") and the other parties signatory thereto.

1.       PRELIMINARY STATEMENTS

         1.1 The Liens granted herein to the Trustee by the Pledgor are for the ratable benefit of the Beneficiaries, as provided in the Trust Indenture.

         1.2 The Trustee is to act as trustee on behalf of the Beneficiaries in accordance with the terms of the Trust Indenture and the other Security Documents.

         1.3 All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Pledgor and the Subsidiaries necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.       INTERPRETATION OF THIS AGREEMENT

         2.1      TERMS DEFINED.

         As used in this Agreement, the following terms have the respective meanings set forth below or provided for in the section or other part of this Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or, if not defined herein, then as defined in the Trust Indenture.

         AGREEMENT, THIS -- the introductory paragraph.

         BANK AGREEMENT -- has the meaning specified in the Trust Indenture.

         BANK LENDER -- has the meaning specified in the Trust Indenture.

         BENEFICIARY -- has the meaning specified in the Trust Indenture.

         BUSINESS DAY -- has the meaning specified in the Trust Indenture.


                                       1

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                                             2. INTERPRETATION OF THIS AGREEMENT




         CLOSING DATE -- has the meaning specified in the Trust Indenture.

         CODE -- the Uniform Commercial Code as in effect from time to time in any specified or applicable jurisdiction.

         COLLATERAL -- Section 3.1(b).

         CURRENT SUBSIDIARIES -- the introductory sentence hereto.

         DEFAULT -- an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         EVENT OF DEFAULT -- has the meaning specified in the Trust Indenture.

         GOVERNMENTAL AUTHORITY -- means

                  (a)      the government of

                           (i) the United States of America or any state or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         LENDING DOCUMENTS -- has the meaning specified in the Trust Indenture.

         LIEN -- has the meaning specified in the Trust Indenture.

         MAJORITY BENEFICIARIES -- has the meaning specified in the Trust Indenture.

         NOTE PURCHASE AGREEMENT -- has the meaning specified in the Trust Indenture.

         PERSON -- means an individual, sole proprietorship, partnership, corporation, trust, joint venture, unincorporated organization, limited liability company or a government or agency or political subdivision thereof.

         PLEDGED STOCK -- means all the Pledgor's present and future right, title, and interest in

         (i) the capital stock of the Subsidiaries owned as of the date hereof by it, and

         (ii) all additional shares of capital stock of any Subsidiary from time to time acquired by the Pledgor in any manner.

                                       2

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                                             2. INTERPRETATION OF THIS AGREEMENT




         PLEDGED STOCK COLLATERAL -- Section 3.1(a).

         PLEDGOR -- the introductory paragraph.

         PROPERTY -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         SECURED OBLIGATIONS -- has the meaning specified in the Trust
Indenture.

         SECURITIES ACT -- means the Securities Act of 1933, as amended.

         SECURITY -- means "security" as defined in section 2(1) of the Securities Act.

         SECURITY DOCUMENTS -- has the meaning specified in the Trust Indenture.

         SUBSIDIARY -- has the meaning specified in the Trust Indenture.

         TRUST INDENTURE -- the introductory paragraph.

         TRUSTEE -- the introductory paragraph.

         2.2      HEADINGS; INDEPENDENT CONSTRUCTION.

                  (a) SECTION HEADINGS ETC. The titles of the Sections of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Indenture as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules, Exhibits and Attachments are, unless otherwise specified, references to Annexes, Schedules, Exhibits and Attachments attached to this Agreement.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

         2.3      SEPARATE AGREEMENTS.

         Notwithstanding that this Agreement is among each of the Pledgor, the Subsidiaries and the Trustee, this Agreement shall be construed and interpreted as a separate Agreement between the Pledgor and each Subsidiary, respectively, and the Trustee, and any whole or partial invalidity of this Agreement in respect of the Pledgor or any Subsidiary shall not have any effect on the validity or enforceability of this Agreement as among the Pledgor or each Subsidiary, respectively, as the case may be, and the Trustee.



                                       3


SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                                                  3.  GRANT OF SECURITY INTEREST


         2.4      PARTIAL INVALIDITY.

         The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

         2.5      GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE LIENS IN AND TO THE COLLATERAL ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

3.       GRANT OF SECURITY INTEREST

         3.1      GRANT OF SECURITY INTEREST.

         As security for the payment by the Pledgor of the Secured Obligations and the performance by the Pledgor of its other obligations and undertakings under the Lending Documents to which it is a party and as security for the performance of the obligations of the Pledgor hereunder, the Pledgor does hereby grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a security interest to the Trustee, for the benefit of the Beneficiaries in all of the Pledgor's right, title and interest in, to, and under

                  (a) the Pledged Stock and all rights, options, warrants, stock, other Securities or other Property of any kind whatsoever which may hereafter be received, receivable or distributed in respect of, or exchanged for, all or any of such Pledged Stock and all certificates representing the foregoing (all of the foregoing being herein referred to, collectively, as the "PLEDGED STOCK COLLATERAL"), and

                  (b) all proceeds of the Pledged Stock Collateral and any replacements, additions, or substitutions thereof or thereto, all after-acquired Property in connection therewith, and all accounts and proceeds arising from the sale and disposition thereof, including, where applicable, insurance proceeds (the Pledged Stock Collateral and the proceeds and other Property described in this clause (b) are collectively referred to herein as the "COLLATERAL").

         3.2      PERFECTION OF SECURITY INTEREST IN COLLATERAL.

                  (a) DELIVERY OF PLEDGED STOCK. Contemporaneously with the execution of this Agreement, the Pledgor shall deliver, or cause to be delivered, to the Trustee:


                           (i) all certificates and other instruments evidencing
                  the shares of Pledged Stock owned as of the Closing Date by the Pledgor and listed on Annex 1, accompanied by undated stock powers and such other instruments and



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SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                                                   3. GRANT OF SECURITY INTEREST


                  documents as the Trustee may reasonably request, duly endorsed in blank by the registered owners of such certificates, with signatures properly guaranteed;

                           (ii) any and all certificates or other instruments or
                  documents representing any of the Collateral; and

                           (iii) all other Property comprising part of the
                  Collateral with proper instruments of assignment, duly executed, and such other instruments or documents as the Trustee may reasonably request.

                  (b) DELIVERY OF OTHER COLLATERAL. If the Pledgor shall become entitled to receive or shall receive any shares of stock (including, without limitation, shares of Pledged Stock acquired after the Closing
         Date), options, warrants, rights or other similar Property (including, without limitation, any certificate representing a stock dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of any Subsidiary or any other subsidiary of the Pledgor) in respect of the Pledged Stock Collateral (whether as an addition to, in substitution of, or in exchange for, such Pledged Stock Collateral or otherwise), the Pledgor agrees:

                           (i) to accept the same as the agent of the Trustee;

                           (ii) to hold the same in trust on behalf of and for
                  the benefit of the Trustee; and

                           (iii) to deliver the same to the Trustee on or before
                  the close of business on the second Business Day following the receipt thereof by the Pledgor, in the exact form received, with the endorsement in blank of the Pledgor when necessary and with appropriate undated stock powers duly executed in blank (with signatures properly guaranteed), to be held by the Trustee subject to the terms of this Agreement, as additional Collateral.

         3.3      FURTHER ASSURANCES.

         The Pledgor agrees that it will cooperate with the Trustee and the Beneficiaries and will execute and deliver, or cause to be executed and delivered, all such additional conveyances, stock powers, proxies, assignments, financing statements and other recordings, instruments and documents as are required to maintain the perfection of the security interests herein granted to the Trustee for the benefit of the Beneficiaries and will take all such other action, as the Trustee or the Majority Beneficiaries may reasonably request from time to time in order to assure and confer unto the Trustee its rights and remedies hereunder and to carry out the provisions and purposes hereof.

                                       5

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                                                  3.  GRANT OF SECURITY INTEREST



         3.4      ACTION BY TRUSTEE AND BENEFICIARIES.

         The Trustee shall not be required to take any steps to perfect the security interest in the Collateral or to realize upon the Collateral or otherwise to enforce any of the rights hereunder. Without limiting the generality of the foregoing, the Trustee shall not be under any obligation to take any steps necessary to preserve rights in any of the Collateral against any other parties but may do so upon the written instruction of the Majority Beneficiaries, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Pledgor. The Beneficiaries shall not be required to take any steps to perfect the security interest in the Collateral or to realize upon the Collateral or otherwise to enforce any of the rights hereunder. Without limiting the generality of the foregoing, the Beneficiaries shall not be under any obligation to take any steps necessary to preserve rights in any of the Collateral against any other parties.

         3.5      POWER OF ATTORNEY.

                  (a) TRANSFER OF COLLATERAL. The Pledgor hereby makes, constitutes and appoints the Trustee (or any duly authorized officer thereof), with full power of substitution, as its true and lawful agent and attorney-in-fact to arrange, at the request of the Trustee, for the transfer of any shares of the Collateral comprised of registered Securities on the books of the issuer thereof to the name of the Trustee or the Trustee's nominee at any time after the occurrence and during the continuance of an Event of Default.

                  (b) EXERCISE OF RIGHTS. The Pledgor hereby makes, constitutes, and appoints the Trustee (or any duly authorized officer thereof), with full power of substitution, its true and lawful agent and attorney-in-fact in order to effect any or all of the rights set forth in this Agreement; in addition thereto, the Pledgor hereby authorizes and empowers the Trustee (or any duly authorized officer thereof), as its lawful agent and attorney-in-fact as provided for in this Section 3.5(b), to execute on behalf of the Pledgor, or in its own name, assignments, notices of assignments, financing statements, and other public records and notices in respect of the Collateral, and to do any and all things necessary or take any action in the name and on behalf of the Pledgor to carry out the intent of this Agreement, including, without limitation, to protect the interests in the Collateral granted to the Trustee.

                  (c) LIABILITY. The Pledgor agrees that neither the Trustee, Beneficiaries (or any of their respective officers, directors, employees, agents, investment advisors and affiliates) shall have any liability for any acts of commission or omission, or for any error of judgment or mistake of fact or law, with respect to the exercise of the powers of attorney granted under this Section 3.5, except that any Person exercising such powers of attorney may be liable for any such acts, errors, or mistakes resulting from its, his, or her own gross negligence or willful misconduct. The powers of attorney granted under this Section 3.5 are coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall not have been fully and finally paid.

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SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                               4. COVENANTS AND WARRANTIES CONCERNING COLLATERAL



4.       COVENANTS AND WARRANTIES CONCERNING COLLATERAL

         4.1      COLLATERAL.

                  (a) SAFEKEEPING OF COLLATERAL. The Trustee shall not have any duty with respect to any Collateral other than the duty to use reasonable care in accordance with its customary practices in the safekeeping of any certificate or instrument evidencing such Collateral in its physical possession. Neither the Trustee nor any of the Beneficiaries shall be liable for any loss or damage to any of the Collateral arising from any act or default of any carrier, forwarding agency or other similar Person. Neither the Trustee nor any of the Beneficiaries shall be liable for any diminution in value of any of the Collateral.

                  (b) PAYMENTS AND DISTRIBUTIONS. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive

                           (i) any payment or distribution upon the dissolution,
                  liquidation (in whole or in part), reorganization or insolvency of any issuer of Collateral, or

                           (ii) any payment or distribution of capital on
                  account of any Collateral, the Pledgor agrees:

                           (A) to accept the same as the agent of the Trustee;

                           (B) to hold the same separate and apart from any of
                  its other funds or Property and in trust on behalf of and for the benefit of the Trustee; and

                           (C) to deliver, or cause the delivery of, the same to
                  the Trustee, on or before the close of business on the second Business Day following the receipt thereof by the Pledgor, in the exact form received, with the endorsement of the Pledgor when necessary, as additional Collateral.

                  (c) PAYMENTS AND DISTRIBUTIONS RETAINED BY PLEDGOR. Section 4.1(b) notwithstanding, this Agreement shall not limit the Pledgor's right to receive, for so long as no Event of Default or Default shall have occurred and be continuing, ordinary cash dividends in respect of the Pledged Stock to the extent the same are permitted to be paid pursuant to each of the other Lending Documents. Upon the occurrence and during the continuance of any such Event of Default or Default, all the rights of the Pledgor described in the preceding sentence shall cease, and all such rights shall thereupon become vested in the Trustee, which shall have the sole and exclusive right and authority to retain and receive such dividends. If the Pledgor shall receive such cash dividends in contravention of this Section 4.1(c), the Pledgor shall promptly pay, or cause to be paid, all such cash dividends to the Trustee and, while the Pledgor is in possession of any such moneys received after an Event of Default, it shall hold the same separate and apart from any of its other funds or Property and in trust for the benefit of the Trustee. Any and all money and other Property paid over to or received by the Trustee pursuant to this

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SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                               4. COVENANTS AND WARRANTIES CONCERNING COLLATERAL



         Section 4.1 shall be retained by the Trustee in an account to be established by the Trustee upon receipt of such money or other Property and shall be applied in accordance with the provisions of Section 5.5.

         4.2      VOTING RIGHTS CONCERNING PLEDGED STOCK COLLATERAL.

                  (a) PLEDGOR'S RIGHT TO VOTE. During the term of this Agreement, and so long as no Event of Default shall have occurred and be continuing, this Agreement shall not limit the Pledgor's right to vote the Pledged Stock and the other Collateral (to the extent such other Collateral has voting rights) on all corporate questions for all purposes. To that end, if the Trustee transfers, or causes the transfer of, such Pledged Stock or other Collateral into its name or the name of its nominee, the Trustee shall, upon the request of the Pledgor, unless an Event of Default shall have occurred and be continuing, execute and deliver or cause to be executed and delivered to the Pledgor proxies with respect to such Pledged Stock and other Collateral authorizing the Pledgor or its nominee to vote such Pledged Stock or such other Collateral.

                  (b) TRUSTEE'S RIGHT TO VOTE. Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting rights described in Section 4.2(a) shall cease, and the Trustee, upon written notice to the Pledgor (given in accordance with written instructions from the Majority Beneficiaries), shall be entitled to exercise all voting powers and corporate rights pertaining to the Pledged Stock and the other Collateral (including, without limitation, exchange, subscription and other rights, privileges and options with respect thereto), and the Trustee may, upon the occurrence and during the continuance of an Event of Default, upon written notice to the Pledgor (given in accordance with written instructions from the Majority Beneficiaries), declare all proxies theretofore executed by the Trustee to be terminated and to be null and void, and upon such notice, such proxies shall terminate and thereafter be null and void and of no effect whatsoever, and the Pledgor, forthwith upon the request of the Trustee (given in accordance with written instructions from the Majority Beneficiaries), shall cause the removal (if not already secured by the Trustee) of the officers and directors of each Subsidiary in order that the Trustee may elect the officers and directors of each Subsidiary that the Trustee would be entitled to elect pursuant to the voting rights under the Pledged Stock and other Collateral. The Pledgor shall execute and deliver to the Trustee all such documents and instruments (including, without limitation, proxies) as the Trustee shall request in order to effect the purposes of this
         Section 4.2(b).

         4.3      REPRESENTATIONS CONCERNING PLEDGED STOCK COLLATERAL.

         The Pledgor warrants and represents as follows:

                  (a)      OWNERSHIP OF COLLATERAL.

                           (i) Except for the security interests granted
                  hereunder, the Pledgor is the direct owner, beneficially and of record, of the Pledged Stock and holds the

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SPECTRAN CORPORATION                                           PLEDGE AGREEMENT
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                               4. COVENANTS AND WARRANTIES CONCERNING COLLATERAL



                  Collateral free and clear of all Liens and security interests of every kind and nature.

                           (ii) The Pledgor has the full right and legal
                  authority to pledge the Collateral in the manner hereby done or contemplated.

                  (b) PRIORITY OF LIEN OF TRUSTEE. By virtue of the execution and delivery by the Pledgor of this Agreement, when the certificates representing the Pledged Stock owned by the Pledgor are delivered to the Trustee in accordance with this Agreement, the Trustee will obtain a valid and perfected first priority Lien upon and security interest in such Pledged Stock.

                  (c) VOTING RESTRICTIONS. There are no contractual restrictions upon the voting rights or upon the transfer of any of the shares of the Pledged Stock set forth on Annex 1.

                  (d) RIGHT TO VOTE. The Pledgor has the right to vote (to the extent such shares have voting rights), pledge, and grant a security interest in the Pledged Stock free of any encumbrances.

                  (e) GOVERNMENTAL AUTHORITIES. The Pledgor's execution and delivery of this Agreement, the pledging of the Collateral hereunder and the perfection of the security interest granted to the Trustee hereby does not require the consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, including, without limitation, any securities exchange, other than the filing of appropriate Uniform Commercial Code financing statements (or other appropriate instruments evidencing security interests) in each of the jurisdictions listed on Annex 2.

                  (f) PLEDGED STOCK. The stock certificates set forth on Annex 1 evidence all of the issued and outstanding shares of capital stock of the Subsidiaries.

                  (g) ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and by general principles of equity, including judicial discretion in the enforcement thereof.

                  (h) NO CONFLICT. The execution, delivery and performance in accordance with its terms of this Agreement do not violate, conflict with, result in a breach of or constitute a default under

                  (i) any charter, bylaw, contract or other instrument of agreement to which the Pledgor is a party or by which its Property may be bound, or

                  (ii) to the Pledgor's knowledge, applicable law.

                                       9

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT
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                               4. COVENANTS AND WARRANTIES CONCERNING COLLATERAL



         4.4      SUBSEQUENT CHANGES AFFECTING THE COLLATERAL.

         The Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Trustee nor any of the Beneficiaries shall have any responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

         4.5      PLEDGED STOCK COVENANTS.

                  (a) STOCK ISSUANCE. The Pledgor shall not permit or suffer any Subsidiary or any other subsidiary of the Pledgor to, and no Subsidiary shall:

                           (i) issue any stock, any right to receive stock or
                  any similar right (including, without limitation, warrants, options and other similar agreements) whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Stock or otherwise, unless such issuance is not prohibited by any of the Lending Documents and such stock or other Securities are effectively pledged hereunder in a manner satisfactory to the Trustee; or

                           (ii) sell, assign, transfer, exchange or otherwise
                  dispose of, or grant any option with respect to, the Collateral.

                  (b) SUBSIDIARIES.  The Pledgor shall not:

                           (i) permit or suffer any Subsidiary or any other
                  subsidiary of the Pledgor to, and no Subsidiary shall, dissolve or liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other entity, except as otherwise expressly permitted by each of the Lending Documents; or

                           (ii) vote any of the Pledged Stock in favor of any of
                  the foregoing.

                  (c) LIENS. The Pledgor will not cause or permit, or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien other than the security interest created by this Agreement.

         4.6      PROTECTION OF COLLATERAL; REIMBURSEMENT.

         All necessary expenses of protecting, storing, insuring, handling, maintaining and shipping the Collateral, and all excise, property, sales and use taxes imposed by any Governmental Authority on any of the Collateral or in respect of the sale or other transfer thereof shall be borne and paid by the Pledgor; and if the Pledgor shall fail to so pay any portion thereof when due, the Trustee may at its option, but shall not be required to, pay the same and charge the Pledgor

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SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                               4. COVENANTS AND WARRANTIES CONCERNING COLLATERAL




therefor, and the Pledgor agrees to promptly reimburse the Trustee therefor with interest at the highest rate then payable on any of the Secured Obligations. The Pledgor shall pay all sums so paid or incurred by the Trustee in respect of any of the foregoing, any and all sums for which the Pledgor may become liable under this Agreement or under any other Lending Document and all costs and out-of-pocket expenses (including reasonable attorneys' fees, legal expenses and court costs) that the Trustee may incur in evaluating, asserting, enforcing, defending or protecting its security interest in or rights and interest in, the Collateral, or any of its rights or remedies under this Agreement or under any other Lending Document, and, until paid by the Pledgor with interest at the highest rate then payable on any of the Secured Obligations, such sums shall be considered as additional Secured Obligations owing by the Pledgor and, as such, shall be secured by the Collateral and the proceeds from the sale thereof.

5.       DEFAULTS - REMEDIES

         5.1      DEFAULT REMEDIES.

                  (a) REMEDIES. If an Event of Default shall exist hereunder, the Trustee shall have, in addition to any other rights, all of the rights and remedies with respect to the Collateral of a secured party under the Code. In addition, to the extent permitted by applicable law, if an Event of Default shall exist hereunder, the Trustee, at the written instruction of the Majority Beneficiaries and on behalf of all Beneficiaries, shall sell or cause to be sold all or any part of the Collateral at public or private sale, in one (1) or more sales or lots, at such price as the Majority Beneficiaries may deem best, and for cash or on credit, or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the Collateral so purchased absolutely, and free from any claim, encumbrance, or right of the Pledgor of any kind whatsoever. The Trustee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions disposing of Property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is delivered to the Pledgor, as provided herein, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand, or advertisement for sale is, to the extent permitted by law, waived.

                  (b) SETOFF. If an Event of Default shall exist hereunder, any of the Beneficiaries may, without notice (with or without proceeding with or causing a sale or sales, or a foreclosure or foreclosures, of the Collateral or demanding performance by the Pledgor of the Secured Obligations owing to such Beneficiary), appropriate and apply to the payment of the Secured Obligations owed to it any and all Collateral in its possession and any and all balances, credits, deposit accounts, reserves, or other moneys due or owing to the Pledgor held by such Beneficiary hereunder or otherwise, subject, however, to the terms and provisions of the Trust Indenture.

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                                                          5. DEFAULTS - REMEDIES



                  (c) PRIVATE SALE. Anything herein to the contrary notwithstanding, and in view of the fact that federal and state Securities laws may impose certain restrictions on the method by which a sale of the Securities constituting all or part of the Collateral may be effected after and during the continuance of an Event of Default, the Pledgor agrees that, if an Event of Default shall exist hereunder, the Trustee may, from time to time, attempt to sell all or any part of such Securities by means of a private placement, restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Trustee to assure compliance with applicable Securities laws. In so doing, the Trustee may solicit offers to buy such Securities or any part thereof, for cash, from a limited number of investors deemed by the Trustee, in its exclusive judgment or the exclusive judgment of the Majority Beneficiaries, to be responsible parties who might be interested in purchasing such Securities. If the Trustee solicits such offers from not fewer than three (3) such investors, then the acceptance by the Trustee of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Securities.

                  (d) REMEDIES ARE CUMULATIVE. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of the Pledgor contained in this Agreement and the other Lending Documents, or in any document referred to herein or therein, or contained in any agreement supplementary hereto or thereto, shall be deemed in addition to, and not in derogation or substitution of, any of the terms, covenants, conditions, or agreements of the Pledgor herein or therein contained; and the giving, taking, or enforcement of any other or additional security, collateral, or guaranty for the payment or performance of the Secured Obligations shall not operate to prejudice, waive, or affect the security of this Agreement, or any rights, powers, or remedies hereunder, nor shall the Beneficiaries or the Trustee be required to first look to, enforce, or exhaust, any such other or additional security, collateral or guaranties. No course of dealing on the part of any of the Beneficiaries or the Trustee, nor any delay or failure on the part of such Beneficiaries or the Trustee to exercise any right, shall impair such right or operate as a waiver of such right or otherwise prejudice the rights, powers, and remedies of such Beneficiaries or the Trustee. No waiver by the Beneficiaries or the Trustee of any Default or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default, or to impair the rights resulting therefrom.

                  (e) EXPENSES. The Pledgor upon demand shall pay to the Beneficiaries and the Trustee all of their respective out-of-pocket expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof and all other charges due against the Collateral, including, without limitation, taxes, assessments, and other amounts secured by security interests, Liens, or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer, collection, or other disposition of the Collateral.

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                                                          5. DEFAULTS - REMEDIES



         5.2      EFFECT OF SALE, ETC.

                  (a) TITLE. Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or pursuant to any legal proceedings, shall operate to divest the Pledgor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under the Pledgor. At any such sale one or more Beneficiaries or the Trustee acting on behalf of such Beneficiaries may, to the extent permitted by applicable law, bid for and purchase the Property sold and may make payment therefor as set forth in Section 5.2(b), and any such Person so purchasing any such Property, upon compliance with the terms of sale, may hold, retain and dispose of such Property without further accountability to the Pledgor.

                  (b) APPLICATION OF PROCEEDS. The receipt by the Trustee, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any of the Beneficiaries is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Collateral to its Secured Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

         5.3      RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any of the Beneficiaries (in accordance with the Trust Indenture) shall have instituted any proceeding to enforce any right or remedy hereunder, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Beneficiary, then and in every such case, the Trustee and such Beneficiary shall, subject to any determination in any such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Beneficiary shall continue as though no such proceeding had been instituted.

         5.4      CONSENT; MARSHALLING; SUBROGATION, ETC.

                  (a) CONSENT. The Pledgor hereby consents that from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from the Pledgor, any Collateral at such time held by or available to the Trustee or any of the Beneficiaries or any other collateral at any time held by or available to any such Beneficiary or the Trustee for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released, and any of the obligations secured hereby or any of the obligations of such other Person may be changed, modified, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, or any other indulgences may be granted to the Pledgor, all as such Beneficiary or the Trustee may

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                                                          5. DEFAULTS - REMEDIES



         see fit, and the Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, change, modification, alteration, renewal, extension, continuance, compromise, waiver, or release.

                  (b) MARSHALLING. The Pledgor hereby acknowledges that neither the Trustee nor any Beneficiary shall be under any obligation to marshal any assets in favor of the Pledgor or against or in payment of any or all of the Secured Obligations.

                  (c) SUBROGATION, ETC. The Pledgor hereby acknowledges that until all of the Secured Obligations shall have been indefeasibly paid in full and no Bank Lender is obligated to make a further advance under the Bank Agreement, the Pledgor shall have no right of subrogation, reimbursement, or indemnity whatsoever arising out of remedies exercised by the Trustee or any Beneficiary.

         5.5      APPLICATION OF PROCEEDS.

         The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to the Trustee and applied by the Trustee in accordance with the provisions of the Trust Indenture. If there is a deficiency, the Pledgor shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Trustee.

         5.6      WAIVERS BY THE PLEDGOR.

                  (a) ACCEPTANCE. The Pledgor hereby waives notice of acceptance of this Agreement. The Pledgor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement or any of the other Lending Documents to which it is party.

                  (b) WAIVER OF VALUATIONS, ETC. The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Lending Document to which it is a party; and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advantage of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or in any other Lending Document granted and delegated to the Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                                                          5. DEFAULTS - REMEDIES



         5.7      REGISTRATION RIGHTS.

         In furtherance of the right of the Trustee to sell any or all of the Collateral pursuant to Section 5.1, the Pledgor and each Subsidiary, as the case may be, agrees that, following the occurrence of an Event of Default and upon request of the Trustee and without expense to the Trustee, it will (and it will cause the issuer of any of the Collateral to):

                  (a) use its best efforts to obtain all necessary governmental approvals for the sale by the Trustee of the Collateral or any part thereof;

                  (b) prepare, cause to be filed and use its best efforts to cause to become effective with respect to the Collateral, regardless of the number of shares or principal amount thereof, then held by the Trustee, one or more registration statements under the Securities Act, on Form S-1 (or such other form for which the respective issuer of the shares or other Securities constituting Collateral then qualifies and which is available for the sale of the Collateral in accordance with the method of disposition thereof) or one or more qualifications for exemption from registration under the Securities Act, or one or more similar documents pursuant to any statute then in effect corresponding to the Securities Act, relating to any public offering or sale by the Trustee of such Collateral;

                  (c) prepare, cause to be filed and use its best efforts to have such Collateral qualified or registered under the securities or "Blue Sky" laws of such other jurisdictions as the Trustee may request in connection with any such offering or sale;

                  (d) include in any such registration statement, qualification statement or similar document all appropriate information relating to the transaction or transactions in which the Trustee proposes to offer or sell such Collateral;

                  (e) cause to be filed such post-effective amendments and supplements to each such registration statement, qualification statement or similar document (including, without limitation, any prospectus or offering circular) as may be necessary to make any statement therein contained not untrue or misleading, and such filing, qualification or registration to be kept effective for such period as the Trustee may deem appropriate to facilitate the sale or other disposition of such Collateral;

                  (f) furnish the Trustee with such number of copies of each such registration statement, qualification statement or similar document, preliminary prospectus, prospectus, offering circular and any post-effective amendments or supplements thereto as the Trustee may request; and

                  (g) do such further acts and things as the Trustee may deem necessary or advisable to effectuate the offering and sale by the Trustee of such Collateral.

The Pledgor further agrees to indemnify and hold harmless the Trustee, each Beneficiary and each underwriter (as defined in the Securities Act or any statute then in effect corresponding to the Securities Act) acting in the transaction, and each Person controlling (within the meaning of

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                                                          5. DEFAULTS - REMEDIES




the Securities Act or such corresponding statute) the Trustee, any Beneficiary or any such underwriter, from and against any and all claims, actions, damages, demands, judgments, losses, liabilities and expenses based upon or arising out of any actual or alleged untrue statement of a material fact contained in any such registration statement, qualification statement or similar document, or part thereof, or any actual or alleged omission to state a material fact required to be stated in any such registration statement, qualification statement or similar document, or part thereof, or necessary to make the statements contained therein not misleading.

         If the indemnification provided for in this Section 5.7 is unavailable to or otherwise insufficient to hold harmless an indemnified party hereunder in respect of any claims, actions, demands, judgments, losses, liabilities or expenses referred to above, then the Pledgor shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of any claims, actions, demands, judgments, losses, liabilities or expenses referred to above in such proportion as is appropriate to reflect the relative fault of the Pledgor, the Trustee, each Beneficiary and each underwriter in connection with the statements or omissions which resulted in such indemnified party suffering any such claims, actions, demands, judgments, losses, liabilities or expenses, as well as any other equitable considerations. The relative fault of the Pledgor, the Trustee, each Beneficiary and each underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Pledgor, the Trustee, such Beneficiary or such underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by the Pledgor as a result of any claims, actions, damages, demands, judgments, losses, liabilities and expenses shall be deemed to include any legal or other fees or expenses reasonably incurred by any indemnified party in connection with investigating or defending any action or claim. The Pledgor and the Trustee agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by any method of allocation that did not take account of the equitable considerations referred to in this paragraph.

         The registration and other rights provided in this Section 5.7 may be transferred to any purchaser of the Collateral, or any portion thereof, at any sale described in Section 5.1. The Trustee may exercise its rights and powers under this Section 5.1 prior to any sale pursuant to Section 5.1 or, alternatively, the Trustee may assign such rights to the purchaser at any such sale, who shall then have the registration rights and other rights specified herein.

         The Pledgor and each Subsidiary further agrees that a breach of any of the covenants contained in this Section 5.7 will cause irreparable injury to the Beneficiaries, that the Beneficiaries have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 5.7 shall be specifically enforceable against the Pledgor and each Subsidiary, and the Pledgor and each Subsidiary hereby waives and agrees not to assert any defenses against an election for specific performance of such covenants except for a defense that no portion of the Secured Obligations is then due and payable.

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

6.       MISCELLANEOUS                                  6.       MISCELLANEOUS

         6.1      NOTICES.

         All communications under this Agreement shall be in writing and shall be made to the Persons and addresses, and in the manner, provided in the Trust Indenture.

         6.2      WAIVER AND AMENDMENT.

         No provision of this Agreement will be waived, amended, modified or supplemented except by a written instrument executed by the Obligors and the Trustee in accordance with the Trust Indenture.

         6.3      SURVIVAL.

         All warranties, representations, and covenants made by the Pledgor herein or in any certificate or other document or instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Beneficiaries and shall survive the delivery to the Trustee of the Collateral regardless of any investigation made by such Beneficiaries, from time to time, of Secured Obligations or any other Person on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Pledgor hereunder. This Agreement shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable by the Beneficiaries.

         6.4      SUCCESSORS AND ASSIGNS.

         Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements in this Agreement contained by or on behalf of any of the Obligors, or by or on behalf of the Trustee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

         6.5      ADDITIONAL PARTIES.

         Any Person which becomes the owner of capital stock Subsidiary after the Closing Date and which is required, pursuant to the Trust Indenture or any other Lending Document, to become a party to this Agreement shall execute and deliver a duplicate original of this Agreement and, upon acceptance thereof by the Trustee, such Person shall become a "Pledgor" under this Agreement for all purposes and shall be deemed to have made the covenants and agreements of the Pledgor set forth herein as of the date of the execution and delivery of such acknowledgment and agreement (including, without limitation, the grant of the security interest contained in Section 3) and shall comply with all other obligations to be performed by a Pledgor.

SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

                                                                6. MISCELLANEOUS



         6.6      SUBJECT TO TRUST INDENTURE.

         Any and all rights granted to the Trustee under this Agreement are to be held and exercised by the Trustee as security trustee for the benefit of the Beneficiaries pursuant to the provisions of the Trust Indenture. To the extent set forth in the Lending Documents, each of the Beneficiaries shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights and indemnities granted to the Trustee under this Agreement, are created and granted subject to, and in furtherance (and not in limitation) of, the terms of the Trust Indenture. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any Person other than the Pledgor, the Beneficiaries and the Trustee any legal or equitable right, remedy, or claim under or in respect of this Agreement or any covenant, condition, or provision herein contained; and all such covenants, conditions, and provisions are and shall be held to be for the sole and exclusive benefit of the Pledgor, the Beneficiaries and the Trustee.

         6.7      TERM OF AGREEMENT.

         This Agreement shall be and remain in full force and effect until terminated in accordance with the Trust Indenture; provided, that all indemnities of the Pledgor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

         6.8      ENTIRE AGREEMENT.

         This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

         6.9      COUNTERPARTS.

         This Agreement may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but all together one (1) and the same Agreement.

      [Remainder of page intentionally blank. Next page is signature page.]


                                       18
SPECTRAN CORPORATION                                            PLEDGE AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement of the date first above mentioned.

                                       SPECTRAN CORPORATION



                                       By /s/ Bruce A. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

                                       SPECTRAN COMMUNICATION FIBER
                                       TECHNOLOGIES, INC.



                                       By /s/ Bruce A. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

                                       SPECTRAN SPECIALTY OPTICS
                                       COMPANY



                                       By /s/ Bruce A. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

                                       APPLIED PHOTONIC DEVICES, INC.



                                       By /s/ Bruce A. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

SPECTRAN CORPORATION                                           PLEDGE AGREEMENT

                                       FLEET NATIONAL BANK, AS TRUSTEE



                                       By /s/ Michael T. Quaile
                                         --------------------------------------
                                              Name: Michael T. Quaile

                                              Title: Corporate Trust Officer

SPECTRAN CORPORATION                                          PLEDGE AGREEMENT

                          Annex 1 to Pledge Agreement


                                  PLEDGED STOCK


SpecTran Specialty Optics Company Stock Certificate No. 1 for 10 shares of common stock, par value $.01 per share, issued to SpecTran Corporation.*

SpecTran Communication Fiber Technologies, Inc. Stock Certificate No. 1 for 10 shares of common stock, par value $.01 per share, issued to SpecTran Corporation.**

Applied Photonic Devices, Inc. Stock Certificate No. 1 for 10 shares of common stock, par value $.01 per share, issued to SpecTran Corporation.




*        This stock certificate was issued under the name EBOC Acquisition Corp.
         The company changed its name to SpecTran Specialty Optics Company on February 7, 1994.

** This stock certificate was issued under the name PTI Acquisition Corp. The company changed its name to SpecTran Fiber Communication Technologies, Inc. on October 8, 1995.

                                                                         ANNEX 2

       LIST OF OFFICES IN WHICH FINANCING STATEMENTS OR OTHER APPROPRIATE
              INSTRUMENTS EVIDENCING SECURITY INTERESTS ARE FILED

DEBTOR NAME                        SECURED PARTY                                  FILING OFFICE
-----------------------------------------------------------------------------------------------------------------------------
SPECTRAN CORPORATION               Fleet National Bank, as Trustee                Financing Statements:
                                                                                  ---------------------
                                                                                  Massachusetts Secretary of the Commonwealth
                                                                                  Worcester County, MA
                                                                                  Town of Sturbridge, MA
                                                                                  Connecticut Secretary of the State
                                                                                  Patent & Trademark:
                                                                                  -------------------
                                                                                  Commissioner of Patents & Trademarks
-----------------------------------------------------------------------------------------------------------------------------
SPECTRAN COMMUNICATION FIBER       Fleet National Bank                            Financing Statements:
TECHNOLOGIES, INC.                                                                ---------------------
                                                                                  Massachusetts Secretary of the Commonwealth
                                                                                  Worcester County, MA
                                                                                  Town of Sturbridge, MA
                                                                                  Florida Secretary of State
                                                                                  Virginia Secretary of the Commonwealth
                                                                                  Mortgage:
                                                                                  ---------
                                                                                  Worcester County, Registry of Deeds
                                                                                  Patent & Trademark:
                                                                                  -------------------
                                                                                  Commissioner of Patents & Trademarks
-----------------------------------------------------------------------------------------------------------------------------
SPECTRAN SPECIALTY OPTICS COMPANY  Fleet National Bank                            Financing Statements:
                                                                                  ---------------------
                                                                                  Connecticut Secretary of the State
                                                                                  Town Clerk, Avon, CT
                                                                                  Massachusetts Secretary of the Commonwealth
                                                                                  Town of Sturbridge, MA
                                                                                  Mortgage:
                                                                                  ---------
                                                                                  Town Clerk, Avon, CT
                                                                                  Patent & Trademark:
                                                                                  -------------------
                                                                                  Commissioner of Patents & Trademarks
-----------------------------------------------------------------------------------------------------------------------------

SPECTRAN CORPORATION                                 Annex 2-1                                               PLEDGE AGREEMENT

---------------------------------------------------------------------------------------------
APPLIED PHOTONIC DEVICES, INC.   Fleet National Bank, as     Financing Statements:
                                 Trustee                     Connecticut Secretary of the
                                                             State
                                                             Town Clerk, Killingly, CT
                                                             Town Clerk, Brooklyn, CT
                                                             Massachusetts Secretary of the
                                                             Commonwealth
                                                             Town Clerk, Avon, CT
                                                             Patent & Trademark:
                                                             Commissioner of Patents &
                                                             Trademarks
---------------------------------------------------------------------------------------------






SPECTRAN CORPORATION             Annex 2-2                    PLEDGE AGREEMENT